UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 10, 2016

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On August 10, 2016, SPX FLOW, Inc. (the “Company”) completed its issuance and sale of $600 million in aggregate principal amount of senior unsecured notes comprised of one tranche of $300 million aggregate principal amount of 5.625% senior notes due 2024 (the “2024 Notes”) and one tranche of $300 million aggregate principal amount of 5.875% senior notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Notes”). The 2024 Notes were issued pursuant to an Indenture, dated August 10, 2016, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “2024 Notes Indenture”), and the 2026 Notes were issued pursuant to an Indenture, dated August 10, 2016, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “2026 Notes Indenture” and, together with the 2024 Notes Indenture, the “Indentures”). Each series of Notes pays interest semi-annually in arrears in our first and third fiscal quarters of each year. The Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.
Optional Redemption Provisions and Change of Control Repurchase Right - 2024 Notes
At any time prior to August 15, 2019, upon not less than 30 nor more than 60 days’ notice, the Company may on one or more occasions redeem all or a part of the 2024 Notes at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the 2024 Notes Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning August 15, 2019, the Company may redeem, in whole or in part, the 2024 Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 4.219% to 0%) depending on the year of redemption.
Prior to August 15, 2019, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2024 Notes at a redemption price equal to 105.625% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of certain equity offerings.
The holders of the 2024 Notes will also have the right to require the Company to repurchase their 2024 Notes upon the occurrence of a Change of Control Triggering Event, as defined in the 2024 Notes Indenture, at an offer price equal to 101% of the aggregate principal amount of the 2024 Notes repurchased plus accrued and unpaid interest to (but not including) the repurchase date.
Optional Redemption Provisions and Change of Control Repurchase Right - 2026 Notes
At any time prior to August 15, 2021, upon not less than 30 nor more than 60 days’ notice, the Company may on one or more occasions redeem all or a part of the 2026 Notes at a price equal to 100% of their principal amount, plus a make-whole premium as set forth in the 2026 Notes Indenture, plus accrued and unpaid interest to (but not including) the applicable redemption date. Beginning August 15, 2021, the Company may redeem, in whole or in part, the 2026 Notes at any time subject to the payment of a redemption price together with any accrued and unpaid interest to (but not including) the applicable redemption date. The redemption price includes a call premium that varies (from 2.938% to 0%) depending on the year of redemption.
Prior to August 15, 2019, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2026 Notes at a redemption price equal to 105.875% of the principal amount thereof, together with any accrued and unpaid interest to (but not including) the applicable redemption date, with the net cash proceeds of certain equity offerings.
The holders of the 2026 Notes will also have the right to require the Company to repurchase their 2026 Notes upon the occurrence of a Change of Control Triggering Event, as defined in the 2026 Notes Indenture, at an offer price equal to 101% of the aggregate principal amount of the 2026 Notes repurchased plus accrued and unpaid interest to (but not including) the repurchase date.
Ranking
Under the terms of the Indentures, the Notes rank equal in right of payment to all of the Company’s and the guarantors’ respective existing and future senior indebtedness, including borrowings under the Company’s senior credit facilities and trade receivables financing arrangement, and rank senior in right of payment to the Company’s and the guarantors’ respective existing and future subordinated indebtedness. The Notes are effectively subordinated to the Company’s and the guarantors’ respective existing and future secured indebtedness, including borrowings under the Company’s senior credit facilities and trade receivables financing arrangement, to the extent of the value of the assets securing such indebtedness, including all borrowings under the Company’s senior credit facilities and trade receivables financing arrangement. The Notes and guarantees will be structurally subordinated to all existing and future indebtedness or other liabilities of the Company’s subsidiaries that do not guarantee the Notes, including indebtedness of the Company’s foreign subsidiaries.

Restrictive Covenants
Each of the Indentures contains covenants that limit the Company’s (and its subsidiaries’) ability to, among other things: (i)  grant liens on its assets; (ii) enter into sale and leaseback transactions and (iii) merger or consolidate or transfer certain of its assets.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Indentures. Copies of the Indentures are attached as Exhibit 4.1 and Exhibit 4.2 to this Current Report on Form 8-K, and are incorporated by reference herein.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement
The information disclosed above under Item 1.01 is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
Following the consummation of the offering of the Notes, the Company issued an irrevocable notice of redemption (the “Notice”) with respect to its 6.875% Senior Notes due 2017 (the “Existing Notes”). Pursuant to the Notice, the Company gave holders of the Existing Notes notice that it will redeem all of the outstanding Existing Notes on September 9, 2016 (the “Redemption Date”). The Existing Notes, which have an outstanding principal balance of $113.4 million, will be redeemed in full pursuant to the redemption provisions of the indenture governing the Existing Notes. The Company will use a portion of the proceeds from the offering of the Notes, together with borrowings under its domestic revolving credit facility, to redeem the Existing Notes.
The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

4.1	2024 Notes Indenture, dated as of August 10, 2016, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (including form of 2024 Note).
4.2	2026 Notes Indenture, dated as of August 10, 2016, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (including form of 2026 Note).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: August 10, 2016	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	2024 Notes Indenture, dated as of August 10, 2016, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (including form of 2024 Note).
4.2	2026 Notes Indenture, dated as of August 10, 2016, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (including form of 2026 Note).